    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 17, 1999

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 17, 1999

                                  DELIA*S INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


   DELAWARE                          0-21869                                13-3914035
(STATE OR OTHER               (COMMISSION FILE NO.)                        (IRS EMPLOYER
JURISDICTION OF                                                           IDENTIFICATION
INCORPORATION)                                                                NUMBER)

435 HUDSON STREET
NEW YORK, NEW YORK                                                   10014
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICERS)                         (ZIP CODE)

                                 (212) 807-9060
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

CERTAIN STATEMENTS CONTAINED HEREIN ARE FORWARD-LOOKING STATEMENTS (WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT")). FORWARD-LOOKING STATEMENTS INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES INCLUDING, BUT NOT LIMITED TO, GENERAL ECONOMIC CONDITIONS, INCREASES IN MATERIALS, PRINTING, PAPER, POSTAGE, SHIPPING AND LABOR COSTS, TIMING OF CATALOG MAILINGS, CUSTOMER RESPONSE RATES, LEVELS OF COMPETITION, DIFFICULTIES IN INTEGRATING ACQUISITIONS AND OTHER FACTORS OUTSIDE OUR CONTROL. THESE FACTORS, AND OTHER FACTORS THAT APPEAR WITH THE FORWARD-LOOKING STATEMENTS, OR IN OTHER SECURITIES AND EXCHANGE COMMISSION FILINGS OF DELIA*S INC. AND ITURF INC., INCLUDING DELIA*S INC.'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JANUARY 31, 1999 AND ITURF INC.'S REGISTRATION STATEMENT (NO. 333-90435) ON FORM S-1, COULD AFFECT OUR ACTUAL RESULTS AND COULD CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS MADE BY US, OR ON OUR BEHALF, IN THIS REPORT.

Item 5. Other Events.

       dELiA*s Inc. announced today that it entered into an agreement before the opening of the Nasdaq Stock Market on November 17, 1999, with Kistler Joint Venture for the sale of 325,000 shares of Class A common stock of iTurf Inc. The sale is conditioned on iTurf's registration of the shares for resale by Kistler Joint Venture. The purchase price is $11.3125, a discount of 8.6% from the closing price on the Nasdaq Stock Market on November 16 of $12.375. The sale is being made pursuant to the Section 4(1 1/2) exemption, as described in Securities Act of 1933 Release No.6188 (February 1, 1980), footnote 178.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 17, 1999                         dELiA*s Inc.

                                                 By: /s/ Stephen I. Kahn
                                                     -------------------
                                                     Stephen I. Kahn
                                                     Chairman of the Board and
                                                     Chief Executive Officer